Exhibit 99.1

FOR IMMEDIATE RELEASE February 24, 2010
For more information, contact:

Wendy C. Waugaman, Chief Executive Officer
(515) 457-1824, wcwaugaman@american-equity.com

John M. Matovina, Chief Financial Officer
(515) 457-1813, jmatovina@american-equity.com

Julie L. LaFollette, Director of Investor Relations
(515) 273-3602, jlafollette@american-equity.com

Debra J. Richardson, Executive Vice President
(515) 273-3551, drichardson@american-equity.com

AMERICAN EQUITY REPORTS RECORD OPERATING EARNINGS
OF $28.7 MILLION OR $0.48 PER DILUTED SHARE
FOR THE FOURTH QUARTER OF 2009 AND
$101.8 MILLION OR $1.75 PER DILUTED SHARE FOR THE YEAR 2009

WEST DES MOINES, Iowa (February 24, 2010) – American Equity Investment Life Holding Company (NYSE: AEL), a leading underwriter of index and fixed rate annuities, today reported 2009 fourth quarter operating income1 of $28.7 million, or $0.48 per diluted common share, an 86% increase over adjusted2 fourth quarter 2008 operating income of $15.4 million or $0.28 per diluted common share.  Operating income for the year 2009 was a record $101.8 million, or $1.75 per diluted common share, an increase of 40% over adjusted 2008 operating income of $72.5 million or $1.30 per diluted common share.  Performance results for the fourth quarter and year of 2009 include:

▪	Record annuity sales of $3.7 billion ($2.9 billion net of coinsurance) for the year 2009, and $900.0 million ($665.3 million net of coinsurance) for the fourth quarter of 2009

▪	Record investment earnings of $932.2 million for the year 2009 and $243.2 million for the fourth quarter of 2009

▪	Record investment spread on annuity liabilities of 3.04% for the year of 2009

▪	A risk-based capital (“RBC”) ratio of 337% at December 31, 2009 as calculated under the National Association of Insurance Commissioners (“NAIC”) rules

▪	Book value per outstanding common share of $13.08 including Accumulated Other Comprehensive Loss

1       In addition to net income, American Equity has consistently utilized operating income, a non-GAAP financial measure commonly used in the life insurance industry, as an economic measure to evaluate its financial performance.  See accompanying tables for reconciliations of net income to operating income and descriptions of reconciling items.

2        All prior period financial statements have been adjusted due to a change in accounting for convertible debt which was effective for financial statements issued for fiscal years beginning after December 15, 2008 and interim periods within those fiscal years.  See more complete discussion in the company’s Form 10-Q for the quarterly period ended September 30, 2009.

Net income for the fourth quarter of 2009 was $36.0 million compared to an adjusted net loss of $24.0 million for the same period in 2008.  Net income for the year ended December 31, 2009 was $68.5 million compared to adjusted net income of $15.9 million for 2008.  The net loss for the fourth quarter of 2008 as well as net income for the year of 2008 was impacted by the recognition of $97.9 million of pretax losses ($36.9 million after offsets for income taxes and adjustments to the amortization of deferred acquisition costs and deferred sales inducements) arising from “other than temporary impairments” under applicable accounting rules.

FAVORABLE SALES CLIMATE
Sales conditions for index annuities were very favorable throughout 2009, due to equity market declines and low interest rates on competing products such as bank certificates of deposit. Index annuities provide guaranteed principal, minimum interest and account value, as well as guaranteed retirement income for life.  In addition, several of American Equity’s key competitors in the index annuity market reduced the amount of new sales they were willing to receive.  As a result, American Equity was able to capitalize on the opportunity to grow sales to unprecedented levels and increase market share.  Commented David J. Noble, Executive Chairman: “For the fourth quarter and full year of 2009, American Equity sold 12% of all fixed index annuities, ranking third in size of market share.  While several competitors are expected to resume accepting a higher level of sales, favorable sales conditions have continued into the first quarter of 2010.  We are optimistic that 2010 will be another strong year for American Equity.”

EMPHASIS ON ASSET QUALITY
The company’s investing activities in 2009 reached an all time high with approximately $6.7 billion invested in new fixed income securities with an average yield of 6.35% and $249 million in commercial mortgage loans with an average yield of 6.91%.  Sources of cash for new investments included primarily proceeds from bonds sold or called for redemption ($4.8 billion) as well as net proceeds from annuity sales (approximately $2.9 billion).   During the fourth quarter of 2009, American Equity’s average yield on total invested assets was 6.23%, and new investments were made in $636.5 million of fixed income securities with an aggregate yield of 6.25%, and $99.8 million in commercial mortgage loans with an aggregate yield of 6.90%.

American Equity has consistently maintained a strategy of emphasizing credit quality and attempting to minimize default risk in its invested assets.  Accordingly, all fixed income security investments purchased in 2009 were investment grade when purchased.  During 2009, a portion of the company’s residential mortgaged-backed securities (“RMBS”) were downgraded by credit rating agencies causing the company’s exposure to below investment grade assets to increase above historical levels.  However, during the fourth quarter of 2009 the NAIC authorized a re-rating process to better align NAIC designations with the severity of expected losses in RMBS.  As a result, a significant portion of American Equity’s RMBS were restored to a higher NAIC designation, with 94.8% now rated investment grade (NAIC designation 1 or 2).  The re-rating process also reduced the regulatory capital required to be held for those RMBS restored to higher NAIC designations which benefited the company’s RBC ratio.

American Equity’s commercial mortgage loans had an aggregate value of $2.4 billion at December 31, 2009, which represented 16% of total invested assets and included 1,011 individual loans with average loan size of $2.4 million.  During 2009, impairment losses were recognized on five commercial mortgage loans and totaled $6.5 million or 0.3% of the year end loan values.  No losses or impairments were recognized on commercial mortgage loans in the fourth quarter of 2009.  The company’s aggregate loan to value ratio was 56% at December 31, 2009 based upon appraised value at origination and 58% of loans include full or partial recourse to the borrower.

BALANCE SHEET STRENGTH
American Equity implemented several strategies in 2009 to support its regulatory capital during this period of dynamic growth, including:

▪	The restructuring of sales agent commission payments, the company’s largest expense after interest to policyholders, to defer 25% of such payments over a two-year period after sale.

▪	Utilization of the undrawn balance of $75 million under the company’s bank line of credit for contribution to the capital of its primary operating subsidiary.

▪	Expansion of an existing reinsurance treaty to reduce required regulatory reserves for that portion of penalty-free withdrawals which typically are not utilized by policyholders.

▪	Implementation of a coinsurance arrangement with Athene Life Re, a newly formed Bermuda reinsurer, to cede liabilities exceeding American Equity’s 2009 growth targets.

▪	Initiation of a $50 million “at-the-market” offering of American Equity common stock to provide enhanced financial flexibility for supporting regulatory capital and/or debt reduction.

▪
Completion of a $52.2 million issuance of 5.25% Contingent Convertible Senior Notes due 2029 (“5.25% Notes due 2029”) to provide additional liquidity for supporting regulatory capital and/or debt reduction.

In addition, during the last two years American Equity has taken several steps to address indebtedness which will become payable in the fourth quarter of 2011, including its 5.25% Contingent Convertible Senior Notes due 2024 (“5.25% Notes due 2024”)  and indebtedness under its bank line of credit.  Such steps in 2009 included:

▪	The exchange of $37.2 million in principal amount of its 5.25% Notes due 2024 for 5 million shares of common stock.

▪	The exchange of $63.6 million in principal amount of its 5.25% Notes due 2024 for the same amount of 5.25% Notes due 2029.

The company will continue to address opportunistically the remainder of the debt coming due or expected to be put in the fourth quarter of 2011.  Leverage and coverage ratios remain well within acceptable ranges for the company’s present ratings from credit rating agencies.

EAGLE LIFE INSURANCE COMPANY
American Equity continues to battle the Securities and Exchange Commission in connection with its adoption of Rule 151A, which expands the SEC’s jurisdiction to regulate index annuities and requires securities licensing, in addition to insurance licensing, for sales producers.  The future of Rule 151A is uncertain as efforts to overturn the rule through judicial and/or legislative means continue.  Should those efforts prove unsuccessful, American Equity has taken numerous steps to prepare to sell registered index annuities as well as to expand its offering of traditional fixed rate annuities.  Such steps include the formation in 2008 of Eagle Life Insurance Company (“Eagle Life”) as a wholly-owned subsidiary through which registered products will be sold.  To date Eagle Life has received certificates of authority to conduct business in 31 states.  In addition, Eagle Life was the first life insurer to file a registration statement for a registered index annuity following the adoption of Rule 151A.  The company expects the registration statement will be declared effective by the SEC during the first quarter of 2010, and further expects to be selling registered index annuities through the broker dealer distribution channel long before Rule 151A becomes effective.  In a brief filed in the court proceedings challenging Rule 151A, the SEC recently consented to an additional two-year extension on the effectiveness of Rule 151A following the date of any re-issuance of the Rule.  Whether or when such re-issuance may occur is not yet known.

CAUTION REGARDING FORWARD-LOOKING STATEMENTS
This press release contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995.  Forward-looking statements relate to future operations, strategies, financial results or other developments, and are subject to assumptions, risks and uncertainties.  Statements such as “guidance”, “expect”, “anticipate”, “believe”, “goal”, “objective”, “target”, “may”, “should”, “estimate”, “projects” or similar words as well as specific projections of future results qualify as forward-looking statements.  Factors that may cause our actual results to differ materially from those contemplated by these forward looking statements can be found in the company’s Form 10-K filed with the Securities and Exchange Commission.   Forward-looking statements speak only as of the date the statement was made and the company undertakes no obligation to update such forward-looking statements.  There can be no assurance that other factors not currently anticipated by the company will not materially and adversely affect our results of operations.  Investors are cautioned not to place undue reliance on any forward-looking statements made by us or on our behalf.

CONFERENCE CALL
American Equity will hold a conference call to discuss 2009 earnings on Thursday, February 25, 2010, at 10 a.m. CST.   The conference call will be webcast live on the Internet.  Investors and interested parties who wish to listen to the call on the Internet may do so at www.american-equity.com.   The call may also be accessed by telephone by dialing 1-866-783-2140, passcode 62526907 (international callers, please dial 1-857-350-1599.  An audio replay will be available shortly after the call on AEL’s web site and will be available via telephone through March 18, 2010 by calling 1-888-286-8010, passcode 81928221 (international callers will need to dial 1-617-801-6888).

ABOUT AMERICAN EQUITY
American Equity Investment Life Holding Company, through its wholly-owned operating subsidiaries, is a full service underwriter of annuity and life insurance products, with a primary emphasis on the sale of index and fixed rate annuities.  The company’s headquarters are located at 6000 Westown Parkway, West Des Moines, Iowa, 50266.  The mailing address of the company is:  P.O. Box 71216, Des Moines, Iowa 50325.

###

American Equity Investment Life Holding Company

Net Income (Loss)/Operating Income (Unaudited)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2009	2008	2009	2008
		(As Adjusted)		(As Adjusted)
	(Dollars in thousands, except per share data)
Revenues:
Traditional life and accident and health insurance premiums	$3,135	$3,093	$12,654	$12,512
Annuity product charges	15,857	15,400	63,358	52,671
Net investment income	243,244	214,531	932,172	822,077
Change in fair value of derivatives	108,718	(57,578)	216,896	(372,009)
Net realized gains on investments, excluding other than
temporary impairment ("OTTI") losses	40,692	2,212	51,279	5,555
OTTI losses on investments:
Total OTTI losses	(48,747)	(97,893)	(220,415)	(192,648)
Portion of OTTI losses recognized in other comprehensive income	25,632	-	133,644	-
Net OTTI losses recognized in operations	(23,115)	(97,893)	(86,771)	(192,648)
Gain (loss) on extinguishment of debt	(3,773)	11,102	(675)	9,746
Total revenues	384,758	90,867	1,188,913	337,904

Benefits and expenses:
Insurance policy benefits and change in future policy benefits	1,979	1,916	8,889	8,972
Interest sensitive and index product benefits	140,855	51,099	347,883	205,131
Amortization of deferred sales inducements	22,185	(3,488)	39,999	30,705
Change in fair value of embedded derivatives	114,872	27,216	529,508	(210,753)
Interest expense on notes payable	3,565	4,646	14,853	19,773
Interest expense on subordinated debentures	3,741	4,896	15,819	19,445
Interest expense on amounts due under repurchase agreements	190	513	534	8,207
Amortization of deferred policy acquisition costs	43,071	8,143	88,009	126,738
Other operating costs and expenses	11,950	14,083	57,255	52,633
Total benefits and expenses	342,408	109,024	1,102,749	260,851

Income (loss) before income taxes	42,350	(18,157)	86,164	77,053
Income tax expense (benefit)	6,329	5,892	17,634	61,106
Net income (loss)	36,021	(24,049)	68,530	15,947
Net realized gains and net OTTI losses on investments, net of offsets	(12,293)	43,384	(1,339)	92,524
Convertible debt retirement, net of income taxes	2,207	(6,495)	687	(5,702)
Net effect of derivatives and other index annuity, net of offsets	2,779	2,564	33,900	(30,297)

Operating income (a)	$28,714	$15,404	$101,778	$72,472

Earnings (loss) per common share	$0.62	$(0.46)	$1.22	$0.30
Earnings (loss) per common share - assuming dilution	$0.60	$(0.43)	$1.18	$0.30
Operating income per common share (a)	$0.49	$0.29	$1.81	$1.35
Operating income per common share - assuming dilution (a)	$0.48	$0.28	$1.75	$1.30

Weighted average common shares outstanding (in thousands):
Earnings (loss) per common share	58,143	52,779	56,138	53,750
Earnings (loss) per common share - assuming dilution	60,946	55,650	58,915	56,622

American Equity Investment Life Holding Company

Operating Income
Three months ended December 31, 2009 (Unaudited)

		Adjustments
			Derivatives
		Realized	and Other	Operating
	As Reported	Losses	Index Annuity	Income (a)
	(Dollars in thousands, except per share data)
Reserves:
Traditional life and accident and health insurance premiums	$3,135	$-	$-	$3,135
Annuity product charges	15,857	-	-	15,857
Net investment income	243,244	-	-	243,244
Change in fair value of derivatives	108,718	-	(102,121)	6,597
Net realized gains on investments, excluding other than
temporary impairment ("OTTI") losses	40,692	(40,692)	-	-
Net OTTI losses recognized in operations	(23,115)	23,115	-	-
Loss on extinguishment of debt	(3,773)	3,773	-	-
Total revenues	384,758	(13,804)	(102,121)	268,833

Benefits and expenses:
Insurance policy benefits and change in future policy benefits	1,979	-	-	1,979
Interest sensitive and index product benefits	140,855	-	(151)	140,704
Amortization of deferred sales inducements	22,185	(5,558)	4,145	20,772
Change in fair value of embedded derivatives	114,872	-	(114,872)	-
Interest expense on notes payable	3,565	-	-	3,565
Interest expense on subordinated debentures	3,741	-	-	3,741
Interest expense on amounts due under repurchase agreements	190	-	-	190
Amortization of deferred policy acquisition costs	43,071	(5,845)	4,506	41,732
Other operating costs and expenses	11,950	-	-	11,950
Total benefits and expenses	342,408	(11,403)	(106,372)	224,633

Income before income taxes	42,350	(2,401)	4,251	44,200
Income tax expense	6,329	7,685	1,472	15,486

Net income	$36,021	$(10,086)	$2,779	$28,714

Earnings per common share	$0.62			$0.49
Earnings per common share - assuming dilution	$0.60			$0.48

(a)
In addition to net income, we have consistently utilized operating income, operating income per common share and operating income per common share - assuming dilution, non-GAAP financial measures commonly used in the life insurance industry, as economic measures to evaluate our financial performance.  Operating income equals net income (loss) adjusted to eliminate the impact of net realized gains and losses on investments including net OTTI losses recognized in operations and related deferred tax valuation allowance, loss on extinguishment of convertible debt, fair value changes in derivatives and embedded derivatives and the Lehman counterparty default on expired call options.  Because these items fluctuate from quarter to quarter in a manner unrelated to core operations, we believe measures excluding their impact are useful in analyzing operating trends.  We believe the combined presentation and evaluation of operating income together with net income (loss), provides information that may enhance an investor's understanding of our underlying results and profitability.

American Equity Investment Life Holding Company
Financial Supplement

December 31, 2009

American Equity Investment Life Holding Company
Financial Supplement – December 31, 2009

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
CONDENSED CONSOLIDATED BALANCE SHEETS
(Dollars in thousands)
(Unaudited)

	December 31, 2009	December 31, 2008
		(As Adjusted)

Assets
Investments:
Fixed maturity securities:
Available for sale, at fair value	$10,704,131	$6,629,046
Held for investment, at amortized cost	1,635,083	3,604,149
Equity securities, available for sale, at fair value	93,086	99,552
Mortgage loans on real estate	2,449,778	2,329,824
Derivative instruments	479,272	56,588
Other investments	12,760	446
Total investments	15,374,110	12,719,605

Cash and cash equivalents	528,002	214,862
Coinsurance deposits	2,237,740	1,528,981
Accrued investment income	113,658	91,756
Deferred policy acquisition costs	1,625,785	1,579,871
Deferred sales inducements	1,011,449	843,377
Deferred income taxes	85,661	82,409
Income taxes recoverable	103,684	–
Other assets	231,915	20,879
Total assets	$21,312,004	$17,081,740

Liabilities and Stockholders’ Equity
Liabilities:
Policy benefit reserves	$19,336,221	$15,809,539
Other policy funds and contract claims	119,403	111,205
Notes payable	316,468	247,750
Subordinated debentures	268,347	268,209
Other liabilities	516,942	148,193
Total liabilities	20,557,381	16,584,896

Stockholders’ equity:
Common stock	56,203	50,739
Additional paid-in capital	422,225	376,782
Unallocated common stock held by ESOP	(5,679)	(6,336)
Accumulated other comprehensive loss	(30,456)	(147,376)
Retained earnings	312,330	223,035
Total stockholders’ equity	754,623	496,844
Total liabilities and stockholders’ equity	$21,312,004	$17,081,740

American Equity Investment Life Holding Company
Financial Supplement – December 31, 2009

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
CONSOLIDATED STATEMENTS OF OPERATIONS
(Dollars in thousands, except per share data)
(Unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2009	2008	2009	2008
Revenues:		(As Adjusted)		(As Adjusted)
Traditional life and accident and health insurance premiums	$3,135	$3,093	$12,654	$12,512
Annuity product charges	15,857	15,400	63,358	52,671
Net investment income	243,244	214,531	932,172	822,077
Change in fair value of derivatives	108,718	(57,578)	216,896	(372,009)
Net realized gains on investments, excluding other than temporary impairment (“OTTI”) losses	40,692	2,212	51,279	5,555
OTTI losses on investments:
Total OTTI losses	(48,747)	(97,893)	(220,415)	(192,648)
Portion of OTTI losses recognized in other comprehensive income	25,632	–	133,644	–
Net OTTI losses recognized in operations	(23,115)	(97,893)	(86,771)	(192,648)
Gain (loss) on extinguishment of debt	(3,773)	11,102	(675)	9,746
Total revenues	384,758	90,867	1,188,913	337,904

Benefits and expenses:
Insurance policy benefits and change in future policy benefits	1,979	1,916	8,889	8,972
Interest sensitive and index product benefits	140,855	51,099	347,883	205,131
Amortization of deferred sales inducements	22,185	(3,488)	39,999	30,705
Change in fair value of embedded derivatives	114,872	27,216	529,508	(210,753)
Interest expense on notes payable	3,565	4,646	14,853	19,773
Interest expense on subordinated debentures	3,741	4,896	15,819	19,445
Interest expense on amounts due under repurchase agreements	190	513	534	8,207
Amortization of deferred policy acquisition costs	43,071	8,143	88,009	126,738
Other operating costs and expenses	11,950	14,083	57,255	52,633
Total benefits and expenses	342,408	109,024	1,102,749	260,851

Income (loss) before income taxes	42,350	(18,157)	86,164	77,053
Income tax expense	6,329	5,892	17,634	61,106
Net income (loss)	$36,021	$(24,049)	$68,530	$15,947

Earnings (loss) per common share	$0.62	$(0.46)	$1.22	$0.30
Earnings (loss) per common share - assuming dilution (a)	$0.60	$(0.43)	$1.18	$0.30
Weighted average common shares outstanding (in thousands):
Earnings (loss) per common share	58,143	52,779	56,138	53,750
Earnings (loss) per common share - assuming dilution	60,946	55,650	58,915	56,622

(a)
The numerator for earnings (loss) per common share - assuming dilution is equal to net income (loss) plus the after tax cost of interest on convertible subordinated debentures issued to a subsidiary trust.  The after tax cost of such interest was $259 for the three months ended December 31, 2009 and December 31, 2008, $1,037 for the year ended December 31, 2009 and $1,042 for the year ended December 31, 2008.

American Equity Investment Life Holding Company
Financial Supplement – December 31, 2009

Operating Income
Year ended December 31, 2009 (Unaudited)

		Adjustments
	As Reported	Realized Losses and Convertible Debt	Derivatives and Other Index Annuity	Operating Income (a)
	(Dollars in thousands, except per share data)
Revenues:
Traditional life and accident and health insurance premiums	$12,654	$–	$–	$12,654
Annuity product charges	63,358	–	–	63,358
Net investment income	932,172	–	–	932,172
Change in fair value of derivatives	216,896	–	(380,298)	(163,402)
Net realized gains on investments, excluding other than temporary impairment (“OTTI”) losses	51,279	(51,279)	–	–
Net OTTI losses recognized in operations	(86,771)	86,771	–	–
Loss on extinguishment of debt	(675)	675	–	–
Total revenues	1,188,913	36,167	(380,298)	844,782

Benefits and expenses:
Insurance policy benefits and change in future policy benefits	8,889	–	–	8,889
Interest sensitive and index product benefits	347,883	–	6,855	354,738
Amortization of deferred sales inducements	39,999	6,819	29,231	76,049
Change in fair value of embedded derivatives	529,508	–	(529,508)	–
Interest expense on notes payable	14,853	–	–	14,853
Interest expense on subordinated debentures	15,819	–	–	15,819
Interest expense on amounts due under repurchase agreements	534	–	–	534
Amortization of deferred policy acquisition costs	88,009	12,237	60,634	160,880
Other operating costs and expenses	57,255	(500)	–	56,755
Total benefits and expenses	1,102,749	18,556	(432,788)	688,517

Income before income taxes	86,164	17,611	52,490	156,265
Income tax expense	17,634	18,263	18,590	54,487
Net income	$68,530	$(652)	$33,900	$101,778

Earnings per common share	$1.22			$1.81
Earnings per common share – assuming dilution	$1.18			$1.75

(a)
In addition to net income, we have consistently utilized operating income, operating income per common share and operating income per common share - assuming dilution, non-GAAP financial measures commonly used in the life insurance industry, as economic measures to evaluate our financial performance.  Operating income equals net income adjusted to eliminate the impact of net realized gains and losses on investments including net OTTI losses recognized in operations and related deferred tax valuation allowance, loss on extinguishment of convertible debt, fair value changes in derivatives and embedded derivatives and the Lehman counterparty default on expired call options.  Because these items fluctuate from quarter to quarter in a manner unrelated to core operations, we believe measures excluding their impact are useful in analyzing operating trends.  We believe the combined presentation and evaluation of operating income together with net income, provides information that may enhance an investor’s understanding of our underlying results and profitability.

Change in fair value of derivatives:
Proceeds received at expiration	$82,237	$–	$82,237
Cost of money for fixed index annuities	(243,244)	–	(243,244)
Change in the difference between fair value and remaining option cost at beginning and end of period	377,903	(380,298)	(2,395)
	$216,896	$(380,298)	$(163,402)

Index credits included in interest credited to account balances	$94,601		$94,601

American Equity Investment Life Holding Company
Financial Supplement – December 31, 2009

Operating Income
Three months ended December 31, 2009 (Unaudited)

		Adjustments
	As Reported	Realized Losses	Derivatives and Other Index Annuity	Operating Income (a)
	(Dollars in thousands, except per share data)
Revenues:
Traditional life and accident and health insurance premiums	$3,135	$–	$–	$3,135
Annuity product charges	15,857	–	–	15,857
Net investment income	243,244	–	–	243,244
Change in fair value of derivatives	108,718	–	(102,121)	6,597
Net realized gains on investments, excluding other than temporary impairment (“OTTI”) losses	40,692	(40,692)	–	–
Net OTTI losses recognized in operations	(23,115)	23,115	–	–
Loss on extinguishment of debt	(3,773)	3,773	–	–
Total revenues	384,758	(13,804)	(102,121)	268,833

Benefits and expenses:
Insurance policy benefits and change in future policy benefits	1,979	–	–	1,979
Interest sensitive and index product benefits	140,855	–	(151)	140,704
Amortization of deferred sales inducements	22,185	(5,558)	4,145	20,772
Change in fair value of embedded derivatives	114,872	–	(114,872)	–
Interest expense on notes payable	3,565	–	–	3,565
Interest expense on subordinated debentures	3,741	–	–	3,741
Interest expense on amounts due under repurchase agreements	190	–	–	190
Amortization of deferred policy acquisition costs	43,071	(5,845)	4,506	41,732
Other operating costs and expenses	11,950	–	–	11,950
Total benefits and expenses	342,408	(11,403)	(106,372)	224,633

Income before income taxes	42,350	(2,401)	4,251	44,200
Income tax expense	6,329	7,685	1,472	15,486
Net income	$36,021	$(10,086)	$2,779	$28,714

Earnings per common share	$0.62			$0.49
Earnings per common share – assuming dilution	$0.60			$0.48

(a)
In addition to net income, we have consistently utilized operating income, operating income per common share and operating income per common share - assuming dilution, non-GAAP financial measures commonly used in the life insurance industry, as economic measures to evaluate our financial performance.  Operating income equals net income (loss) adjusted to eliminate the impact of net realized gains and losses on investments including net OTTI losses recognized in operations and related deferred tax valuation allowance, loss on extinguishment of debt, fair value changes in derivatives and embedded derivatives and the Lehman counterparty default on expired call options.  Because these items fluctuate from quarter to quarter in a manner unrelated to core operations, we believe measures excluding their impact are useful in analyzing operating trends.  We believe the combined presentation and evaluation of operating income together with net income (loss), provides information that may enhance an investor’s understanding of our underlying results and profitability.

Change in fair value of derivatives:
Proceeds received at expiration	$64,938	$–	$64,938
Cost of money for fixed index annuities	(57,503)	–	(57,503)
Change in the difference between fair value and remaining option cost at beginning and end of period	101,283	(102,121)	(838)
	$108,718	$(102,121)	$6,597

Index credits included in interest credited to account balances	$69,342		$69,342

American Equity Investment Life Holding Company
Financial Supplement – December 31, 2009

Operating Income/Net Income
Quarterly Summary – Most Recent 5 Quarters (Unaudited)

	Q4 2009	Q3 2009	Q2 2009	Q1 2009	Q4 2008
	(Dollars in thousands)				(As Adjusted)

Revenues:
Traditional life and accident and health insurance premiums	$3,135	$3,166	$2,867	$3,486	$3,093
Annuity product charges	15,857	15,835	16,615	15,051	15,400
Net investment income	243,244	241,471	226,803	220,654	214,531
Change in fair value of derivatives	6,597	(56,805)	(53,476)	(59,718)	(65,854)
Total revenues	268,833	203,667	192,809	179,473	167,170

Benefits and expenses:
Insurance policy benefits and change in future policy benefits	1,979	2,737	1,974	2,199	1,916
Interest sensitive and index product benefits	140,704	74,697	76,515	62,822	53,140
Amortization of deferred sales inducements	20,772	20,209	17,986	17,082	18,770
Interest expense on notes payable	3,565	3,370	3,642	4,276	4,646
Interest expense on subordinated debentures	3,741	3,841	4,029	4,208	4,896
Interest expense on amounts due under repurchase agreements	190	100	2	242	513
Amortization of deferred policy acquisition costs	41,732	41,472	39,231	38,445	45,847
Other operating costs and expenses	11,950	13,961	16,380	14,464	14,083
Total benefits and expenses	224,633	160,387	159,759	143,738	143,811

Operating income before income taxes	44,200	43,280	33,050	35,735	23,359
Income tax expense	15,486	15,127	11,471	12,403	7,955

Operating income (a)	28,714	28,153	21,579	23,332	15,404
Net realized gains and net OTTI losses on investments, net of offsets	12,293	(11,491)	(141)	678	(43,384)
Convertible debt retirement, net of income taxes	(2,207)	–	1,520	–	6,495
Net effect of derivatives and other index annuity, net of offsets	(2,779)	(19,640)	(13,946)	2,465	(2,564)

Net income (loss)	$36,021	$(2,978)	$9,012	$26,475	$(24,049)

Operating income per common share (a)	$0.49	$0.49	$0.39	$0.44	$0.29
Operating income per common share – assuming dilution (a)	$0.48	$0.47	$0.38	$0.42	$0.28
Earnings (loss) per common share	$0.62	$(0.05)	$0.16	$0.50	$(0.46)
Earnings (loss) per common share – assuming dilution	$0.60	$(0.04)	$0.16	$0.48	$(0.43)

Weighted average common shares outstanding (in thousands):
Earnings (loss) per common share	58,143	58,030	55,336	52,965	52,779
Earnings (loss) per common share - assuming dilution	60,946	60,833	58,105	55,700	55,650

(a)
In addition to net income (loss), we have consistently utilized operating income, operating income per common share and operating income per common share - assuming dilution, non-GAAP financial measures commonly used in the life insurance industry, as economic measures to evaluate our financial performance.  Operating income equals net income (loss) adjusted to eliminate the impact of net realized gains and losses on investments including net OTTI losses recognized in operations and related deferred tax valuation allowance, gain (loss) on extinguishment of convertible debt, fair value changes in derivatives and embedded derivatives and the Lehman counterparty default on expired call options.  Because these items fluctuate from quarter to quarter in a manner unrelated to core operations, we believe measures excluding their impact are useful in analyzing operating trends.  We believe the combined presentation and evaluation of operating income together with net income (loss), provides information that may enhance an investor’s understanding of our underlying results and profitability.

American Equity Investment Life Holding Company
Financial Supplement – December 31, 2009

Capitalization/ Book Value per Share

	December 31, 2009	December 31, 2008
		(As Adjusted)
	(Dollars in thousands, except per share data)
Capitalization:
Notes payable	$316,468	$247,750
Subordinated debentures payable to subsidiary trusts	268,347	268,209
Total debt	584,815	515,959

Total stockholders’ equity	754,623	496,844

Total capitalization	1,339,438	1,012,803
Accumulated other comprehensive loss (AOCL)	30,456	147,376
Total capitalization excluding AOCL (a)	$1,369,894	$1,160,179

Total stockholders’ equity	$754,623	$496,844
Accumulated other comprehensive loss	30,456	147,376
Total stockholders’ equity excluding AOCL (a)	$785,079	$644,220

Common shares outstanding (b)	57,698,687	52,504,096

Book Value per Share: (c)
Book value per share including AOCL	$13.08	$9.46
Book value per share excluding AOCL (a)	$13.61	$12.27

Debt-to-Capital Ratios: (d)
Senior debt / Total capitalization	23.1%	21.4%
Adjusted debt / Total capitalization	27.7%	29.5%

(a)
Total capitalization, total stockholders’ equity and book value per share excluding AOCL, non-GAAP financial measures, are based on stockholders’ equity excluding the effect of AOCL.  Since AOCL fluctuates from quarter to quarter due to unrealized changes in the fair value of available for sale investments, we believe these non-GAAP financial measures provide useful supplemental information.

(b)
Common shares outstanding include shares held by the NMO Deferred Compensation Trust: 2009 - 2,022,800 shares; 2008 - 2,353,053 shares and exclude unallocated shares held by ESOP: 2009 - 527,272 shares; 2008 - 588,312 shares.

(c)
Book value per share including and excluding AOCL is calculated as total stockholders’ equity and total stockholders’ equity  excluding AOCL divided by the total number of shares of common stock outstanding.

(d)
Debt-to-capital ratios are computed using total capitalization excluding AOCL.  Adjusted debt includes notes payable and the portion of the total subordinated debentures payable to subsidiary trusts outstanding (qualifying trust preferred securities) that exceeds 15% of total capitalization including AOCL.

American Equity Investment Life Holding Company
Financial Supplement – December 31, 2009

Annuity Deposits by Product Type

	Three Months Ended December 31,		Year Ended December 31,
Product Type	2009	2008	2009	2008
	(Dollars in thousands)
Fixed Index Annuities:
Index Strategies	$372,102	$263,337	$1,535,477	$1,303,871
Fixed Strategy	386,907	268,175	1,849,833	937,227
	759,009	531,512	3,385,310	2,241,098
Fixed Rate Annuities:
Single-Year Rate Guaranteed	36,633	7,580	113,511	28,930
Multi-Year Rate Guaranteed	104,301	14,913	178,737	18,978
	140,934	22,493	292,248	47,908
Total before coinsurance ceded	899,943	554,005	3,677,558	2,289,006
Coinsurance ceded	234,640	161	749,260	1,310
Net after coinsurance ceded	$665,303	$553,844	$2,928,298	$2,287,696

Surrender Charge Protection and Account Values by Product Type

Annuity Surrender Charges and Net (of coinsurance) Account Values at December 31, 2009

	Surrender Charge			Net Account Value
Product Type	Avg. Years At Issue	Avg. Years Remaining	Avg. % Remaining	Dollars in Thousands	%

Fixed Index Annuities	14.3	11.0	15.6%	$14,723,742	89.4%
Single-Year Fixed Rate Guaranteed Annuities	11.0	4.4	7.2%	1,273,237	7.7%
Multi-Year Fixed Rate Guaranteed Annuities	7.6	2.5	5.5%	475,142	2.9%

Total	13.9	10.2	14.7%	$16,472,121	100.0%

American Equity Investment Life Holding Company
Financial Supplement – December 31, 2009

Annuity Liability Characteristics

	Fixed Annuities Account Value	Fixed Index Annuities Account Value
	(Dollars in thousands)
SURRENDER CHARGE PERCENTAGES (1):
No surrender charge	$283,870	$217,927
0.0% < 2.0%	55,381	81,579
2.0% < 3.0%	60,861	92,901
3.0% < 4.0%	35,686	79,148
4.0% < 5.0%	130,625	233,534
5.0% < 6.0%	85,541	380,608
6.0% < 7.0%	282,247	391,166
7.0% < 8.0%	144,365	241,967
8.0% < 9.0%	77,530	258,140
9.0% < 10.0%	203,786	218,717
10.0% or greater	388,487	12,528,055
	$1,748,379	$14,723,742

	Fixed and	Weighted
	Fixed Index	Average
	Annuities	Surrender
	Account Value	Charge
	(Dollars in thousands)
SURRENDER CHARGE EXPIRATION BY YEAR
Out of Surrender Charge	$501,797	0.00%
2010	331,872	3.38%
2011	304,372	3.96%
2012	458,301	5.23%
2013	621,440	5.80%
2014	650,334	7.01%
2015	596,143	8.64%
2016	733,770	10.02%
2017	954,540	11.08%
2018	907,082	13.25%
2019	652,572	13.68%
2020	619,291	14.12%
2021	627,736	15.62%
2022	1,134,243	17.77%
2023	4,039,080	19.89%
2024	2,148,167	19.44%
2025	1,177,874	19.97%
2026	13,507	20.00%
	$16,472,121	14.66%

American Equity Investment Life Holding Company
Financial Supplement – December 31, 2009

Annuity Liability Characteristics

	Fixed Annuities Account Value	Index Annuities Account Value
	(Dollars in thousands)
APPLICABLE GUARANTEE PERIOD:
Annual reset (2)	$1,553,190	$14,669,547
Multi-year (3 - 7 years)	195,189	54,195
	$1,748,379	$14,723,742

ULTIMATE MINIMUM GUARANTEE RATE:
2.00%	$139,503	$1,232
2.20%	4,571	79,964
2.25%	–	3,100,382
2.25% (3)	206,488	867,556
3.00%	1,327,051	9,717,249
3.50% (4)	–	957,359
4.00%	70,766	–
	$1,748,379	$14,723,742

CREDITED RATE (INCLUDING BONUS INTEREST) VS. ULTIMATE MINIMUM GUARANTEED RATE DIFFERENTIAL (5) (6):
No differential	$64,432	$6,299
› 0.0% - 0.5%	1,117,659	4,116,040
› 0.5% - 1.0%	309,880	2,034,455
› 1.0% - 1.5%	116,375	76,531
› 1.5% - 2.0%	77,976	86
› 2.0% - 2.5%	17,988	–
› 2.5% - 3.0%	42,189	–
Greater than 3.0%	1,880	–
Index strategies	–	8,490,331
	$1,748,379	$14,723,742

(1)	In addition, $992,621 (57%) of the Fixed Annuities Account Value have market value adjustment protection.
(2)
The contract features for substantially all of the Fixed Index Annuities Account Value provide for the annual reset of contractual features that effect the cost of money.  The contract features for less than .5% of the Fixed Index Annuities Account Value are reset every two years.

(3)	Products have a guarantee of 2.25% for the first 10 years, and 3.00% thereafter.
(4)
Rates applicable to the minimum guaranteed surrender value are 3.50% for the first 5 years, and 3.00% thereafter (applied to less than 100% of the annuity deposits received).  Minimum guaranteed rates for amounts allocated to the fixed rate strategy are 2.25% for the first 10 years, and 3.00% thereafter.

(5)	Recent issues may contain bonus interest rates ranging from 1.0% to 3.0%.
(6)
Includes products with multi-year guarantees for which the credited rate cannot be decreased to the ultimate minimum guaranteed rate until the end of the multi-year period.  The weighted average differential between the current credited rate and the ultimate minimum guaranteed rate on the multi-year guarantee fixed annuity account values was approximately 167 basis points.

American Equity Investment Life Holding Company
Financial Supplement – December 31, 2009

Spread Results

	Year Ended December 31,
	2009	2008
Average yield on invested assets	6.30%	6.20%
Cost of money:
Aggregate	3.26%	3.43%
Cost of money for index annuities	3.24%	3.43%
Average crediting rate for fixed rate annuities:
Annually adjustable	3.26%	3.26%
Multi-year rate guaranteed	3.88%	3.88%
Investment spread:
Aggregate	3.04%	2.77%
Index annuities	3.06%	2.77%
Fixed rate annuities:
Annually adjustable	3.04%	2.94%
Multi-year rate guaranteed	2.42%	2.32%

Summary of Invested Assets

	December 31, 2009		December 31, 2008
	Carrying Amount	Percent	Carrying Amount	Percent
	(Dollars in thousands)
Fixed maturity securities:
United States Government full faith and credit	$3,310	–	$22,050	0.2%
United States Government sponsored agencies	5,557,971	36.2%	6,633,481	52.1%
United States municipalities, states and territories	355,634	2.3%	–	–
Corporate securities	3,933,198	25.6%	1,777,821	14.0%
Residential mortgage backed securities	2,489,101	16.2%	1,799,843	14.2%
Total fixed maturity securities	12,339,214	80.3%	10,233,195	80.5%
Equity securities	93,086	0.6%	99,552	0.8%
Mortgage loans on real estate	2,449,778	15.9%	2,329,824	18.3%
Derivative instruments	479,272	3.1%	56,588	0.4%
Other investments	12,760	0.1%	446	–
	$15,374,110	100.0%	$12,719,605	100.0%

American Equity Investment Life Holding Company
Financial Supplement – December 31, 2009

Credit Quality of Fixed Maturity Securities - December 31, 2009

NAIC Designation	Carrying Amount	Percent	Rating Agency Rating	Carrying Amount	Percent
	(Dollars in thousands)			(Dollars in thousands)

1	$9,374,900	76.0%	Aaa/Aa/A	$8,666,467	70.2%
2	2,555,826	20.7%	Baa	2,442,897	19.8%
3	344,914	2.8%	Ba	367,427	3.0%
4	20,799	0.2%	B	358,288	2.9%
5	20,749	0.1%	Caa and lower	481,389	3.9%
6	22,026	0.2%	In or near default	22,746	0.2%
	$12,339,214	100.0%		$12,339,214	100.0%

Watch List Securities - December 31, 2009

General Description	Amortized Cost	Unrealized Losses	Fair Value	Months Below Amortized Cost

Corporate bonds:
Finance, insurance and real estate companies	$50,221	$(2,839)	$47,382	0 - 33
U.S. retail company	10,488	(1,988)	8,500	53 - 55
Preferred stock:
Finance and insurance companies	3,000	(625)	2,375	23
	$63,709	$(5,452)	$58,257

American Equity Investment Life Holding Company
Financial Supplement – December 31, 2009

Summary of Residential Mortgage Backed Securities

Collateral Type	NAIC Designation	Principal Amount	Amortized Cost	Fair Value
		(Dollars in thousands)
OTTI has not been recognized
Government agency	1	$69,496	$68,715	$72,306
Prime	1	1,713,391	1,595,502	1,585,337
	2	127,951	127,210	106,395
	3	1,474	1,471	977
Alt-A	1	93,963	87,071	70,749
	2	46,456	47,301	38,030
		$2,052,731	$1,927,270	$1,873,794
OTTI has been recognized
Prime	1	$173,149	$156,108	$126,301
	2	223,473	212,221	156,522
	3	60,965	58,965	44,853
Alt-A	1	194,682	164,402	127,341
	2	111,673	96,700	75,557
	3	134,085	115,522	81,922
	6	5,394	4,701	2,811
		$903,421	$808,619	$615,307
Total by collateral type
Government agency		$69,496	$68,715	$72,306
Prime		2,300,403	2,151,477	2,020,385
Alt-A		586,253	515,697	396,410
		$2,956,152	$2,735,889	$2,489,101
Total by NAIC designation
	1	$2,244,681	$2,071,798	$1,982,034
	2	509,553	483,432	376,504
	3	196,524	175,958	127,752
	6	5,394	4,701	2,811
		$2,956,152	$2,735,889	$2,489,101

American Equity Investment Life Holding Company
Financial Supplement – December 31, 2009

Mortgage Loans by Region and Property Type

	December 31, 2009		December 31, 2008
	Carrying Amount	Percent	Carrying Amount	Percent
	(Dollars in thousands)
Geographic distribution
East	$555,294	22.7%	$537,303	23.1%
Middle Atlantic	168,246	6.9%	161,222	6.9%
Mountain	388,940	15.9%	386,988	16.6%
New England	44,541	1.8%	44,517	1.9%
Pacific	216,382	8.8%	194,301	8.3%
South Atlantic	463,773	18.9%	421,507	18.1%
West North Central	410,883	16.8%	397,375	17.1%
West South Central	201,719	8.2%	186,611	8.0%
	$2,449,778	100.0%	$2,329,824	100.0%

Property type distribution
Office	$664,397	27.1%	$655,278	28.1%
Medical Office	145,390	5.9%	142,409	6.1%
Retail	564,023	23.0%	551,172	23.7%
Industrial/Warehouse	606,317	24.8%	552,012	23.7%
Hotel	155,594	6.4%	154,671	6.6%
Apartments	122,854	5.0%	111,933	4.8%
Mixed use/other	191,203	7.8%	162,349	7.0%
	$2,449,778	100.0%	$2,329,824	100.0%

American Equity Investment Life Holding Company
Financial Supplement – December 31, 2009

Shareholder Information

Corporate Offices:

American Equity Investment Life Holding Company
6000 Westown Parkway
West Des Moines, IA 50266

Inquiries:

D.J. Noble, Executive Chairman
(515) 457-1703, dnoble@american-equity.com

Debra J. Richardson, Executive Vice President and Secretary
(515) 273-3551, drichardson@american-equity.com

John M. Matovina, Vice Chairman, Chief Financial Officer and Treasurer
(515) 457-1813, jmatovina@american-equity.com

Common Stock and Dividend Information:

New York Stock Exchange symbol: “AEL”

				Dividend
	High	Low	Close	Declared
2009
First Quarter	$7.40	$2.96	$4.16	$0.00
Second Quarter	$8.86	$4.01	$5.58	$0.00
Third Quarter	$8.65	$5.24	$7.02	$0.00
Fourth Quarter	$8.40	$6.10	$7.44	$0.08

2008
First Quarter	$10.21	$6.82	$9.28	$0.00
Second Quarter	$11.63	$7.61	$8.15	$0.00
Third Quarter	$10.75	$7.27	$7.50	$0.00
Fourth Quarter	$7.75	$3.65	$7.00	$0.07

2007
First Quarter	$14.07	$12.17	$13.13	$0.00
Second Quarter	$13.97	$11.37	$12.08	$0.00
Third Quarter	$12.55	$9.51	$10.65	$0.00
Fourth Quarter	$11.25	$8.09	$8.29	$0.06

Transfer Agent:

Computershare Trust Company, N.A.
P.O. Box 43010
Providence, RI 02940-0310
Phone: (877) 282-1169
Fax: (781) 575-2723
www.computershare.com

Annual Report and Other Information:

Shareholders may receive when available, without charge, a copy of American Equity’s Annual Report, SEC filings and/or press releases by calling Julie L. LaFollette, Investor Relations, at (515) 273-3602 or by visiting our web site at www.american-equity.com.

American Equity Investment Life Holding Company
Financial Supplement – December 31, 2009

Research Analyst Coverage

Steven Schwartz
Raymond James & Associates, Inc.
(312) 612-7686
steven.schwartz@raymondjames.com

Mark Finkelstein, Paul Sarran
Macquarie (USA) Equities Research
(312) 660-9179 mark.finkelstein@macquarie.com
(312) 660-9137 paul.sarran@macquarie.com

Randy Binner
Friedman, Billings, Ramsey & Co., Inc.
(703) 312-1890
rbinner@fbr.com

Edward Shields
Sandler O’Neill & Partners
(312) 281-3487
eshields@sandleroneill.com

Mark Hughes
SunTrust Robinson Humphrey
(615) 748-5680
mark_hughes@rhco.com

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